UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                           ___________

                            FORM 8-K


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         January 14, 2004
         Date of report (Date of earliest event reported):



                      PETER KIEWIT SONS', INC.
        (Exact name of Registrant as specified in its Charter)


        Delaware                000-23943        91-1842817
(State or Other Jurisdiction  (Commission     (I.R.S. Employer
    of Incorporation)         File Number)   Identification No.)


    Kiewit Plaza, Omaha Nebraska                68131
(Address of Principal Executive Offices)      (Zip Code)


                           (402) 342-2052
        (Registrant's telephone number, including area code)







ITEM 5.     Other Events.

     On January 14, 2004, Peter Kiewit Sons', Inc. (the "Company") notified its stockholders that it is considering the creation and distribution to its stockholders of interests in a separate investment entity. A copy of the Company's January 14, 2004 letter to its shareholders is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

ITEM 7.     Financial Statements and Exhibits.

     (c)     Exhibits

     99.1     Letter to stockholders of Peter Kiewit Sons',
Inc. dated January 14, 2004.



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                         PETER KIEWIT SONS', INC.



                         By: /s/ Tobin A. Schropp
Date: January 15, 2004   Tobin A. Schropp, Senior Vice President







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